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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                             HERCULES INCORPORATED
                               OFFER TO EXCHANGE
                 $400,000,000 AGGREGATE PRINCIPAL AMOUNT OF ITS
                         11 1/8% SENIOR NOTES DUE 2007,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                                  AS AMENDED,
                  FOR A LIKE AGGREGATE PRINCIPAL AMOUNT OF ITS
                         11 1/8% SENIOR NOTES DUE 2007


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Hercules Incorporated (the "Company") made pursuant to the
prospectus dated October   , 2001 (the "Prospectus"), if certificates for the
outstanding $400,000,000 aggregate principal amount of its 11 1/8% Senior Notes due 2007 (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to Wells Fargo Bank Minnesota, N.A. (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery Letter of Transmittal (or facsimile thereof), it must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Certificates for all tendered Old Notes in proper form for transfer or a book-entry confirmation, as the case may be, and all other documents required by the Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


                                  Delivery To:

                       Wells Fargo Bank Minnesota, N.A.,
                                 Exchange Agent

                       By registered and certified mail:

                        Wells Fargo Bank Minnesota, N.A.
                                 MAC #N9303-121
                           Corporate Trust Operations
                                 P.O. Box 1517
                       Minneapolis, Minnesota 55480-1517

                     By regular mail or overnight delivery:

                        Wells Fargo Bank Minnesota, N.A.
                                 MAC #N9303-121
                           Corporate Trust Operations

                            6th & Marquette Avenues

                          Minneapolis, Minnesota 55479

                                    By hand:

                        Wells Fargo Bank Minnesota, N.A.

                     Corporate Trust Operations, 12th Floor

                            608 Second Avenue South
                          Minneapolis, Minnesota 55402

                                   Facsimile:

                                 (612) 667-4927

                                   Telephone:

                                 (800) 344-5128

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
                          TRANSMISSION OF INSTRUCTIONS
    VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID
                                   DELIVERY.

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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Old Notes."

Principal Amount of Old Notes Tendered (1): $
------------------------

Certificate Nos. (if available):
------------------------

                                                                      IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER TO
TOTAL PRINCIPAL AMOUNT REPRESENTED BY OLD NOTES CERTIFICATE(S):       THE DEPOSITORY TRUST COMPANY, PROVIDE ACCOUNT NUMBER:
------------------------------------------------------------------------------------------------------------------------------
$ ----------------------------------                                  Account Number: ------------------------------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE


X                                                              --------------------------------------------------------
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X                                                              --------------------------------------------------------
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SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY               DATE

Area Code and Telephone Number:
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     Must be signed by the holder(s) of Old Notes as their name(s) appear(s) on certificate(s) for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Procedures for Tendering Old Notes" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

                             Authorized Signature:
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                                     Name:
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                             (PLEASE TYPE OR PRINT)

                                     Title:
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                                 Name of Firm:
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                                    Address:
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                                    ZIP CODE

Area Code and Tel. No.
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Dated:
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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
      OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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